EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of American Ammunition, Inc. (the "Company") on Form 10KSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andres Fernandez, Chief Financial Officer (or the equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Repor fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                            /s/ Andres Fernandez
                                            ----------------------------
                                            Andres Fernandez,
                                            Chief Financial Officer
                                            (or the equivalent thereof)
                                            March 27, 2003




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